August 24, 1994




America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, Arizona  85034
Attention:  William A. Franke and Martin J. Whalen

                      RE:  AmWest Partners, L.P.

Dear Sirs:

                      Reference is made to Section 23 of the Third Revised Investment Agreement dated April 21, 1994 by and between America West Airlines, Inc. and AmWest Partners, L.P. (the "Investment Agreement"). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Investment Agreement.

                      Pursuant to Section 23 of the Investment Agreement, the Investor hereby notifies the Company of its assignment of its rights and obligations to purchase certain Securities under Section 4(a) of the Investment Agreement.

                      Under Section 4(a) of the Investment Agreement, the Investor is obligated to purchase 1,200,000 shares of Class A Common plus certain additional shares of Class B Common as contemplated by Section 4(a)(2)(i) and (ii) of the Investment Agreement minus certain shares of Class B Common which may be subscribed for under Section 4(a)(iii) by the Equity Holders. You have informed us that the number of shares of Class B Common to be purchased by the Investor pursuant to Section 4(a)(2)(ii) is 721,815, and we understand that the Equity Holders will purchase 1,615,179 shares of Class B Common under said Section 4(a)(2)(iii). Accordingly, the Investor is obligated to purchase 12,981,636 shares of Class B Common. In addition, the Investor is entitled to receive Warrants to purchase 2,769,231 shares of Class B Common.

                      The Investor hereby notifies the Company of the following assignments of the Investor's right to purchase Securities under the Investment Agreement:

                      1. Mesa Airlines, Inc. The Investor has assigned to Mesa Airlines, Inc. ("Mesa") the following of the Investor's rights and obligations under the Investment Agreement:


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America West Airlines, Inc.
August 24, 1994
Page 2



                      (i) The Investor has assigned to Mesa the right to purchase 100,000 shares of Class A Common;

                      (ii) The Investor has assigned to Mesa the right to purchase 2,183,343 shares of Class B Common; and

                      (iii) The Investor has assigned to Mesa the right to be issued Warrants to purchase 799,767 shares of Class B Common.

                      The address of Mesa is Mesa Airlines, Inc., 2325 30th Street, Farmington, New Mexico 87401, Attention: Gary E. Risley.

                      Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of Mesa.

                      2. Continental Airlines, Inc. The Investor has assigned to Continental Airlines, Inc. ("Continental") the following of the Investor's rights and obligations under the Investment Agreement:

                      (i) The Investor has assigned to Continental the right to purchase 325,505 shares of Class A Common;

                      (ii) The Investor has assigned to Continental the right to purchase 1,508,234 shares of Class B Common; and

                      (iii) The Investor has assigned to Continental the right to be issued Warrants to purchase 802,860 shares of Class B Common.

                      The address of Continental is Continental Airlines, Inc., 2929 Allen Parkway, Suite 1466, Houston, Texas 77019., Attention:
Charles Goolsbee, Esq.

                      Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of Continental.

                      3. TPG Partners, L.P. The Investor has assigned to TPG Partners, L.P. ("TPG") the following of the Investor's rights and obligations under the Investment Agreement:


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America West Airlines, Inc.
August 24, 1994
Page 3


                      (i) The Investor has assigned to TPG the right to purchase 642,078 shares of Class A Common;

                      (ii) The Investor has assigned to TPG the right to purchase 3,829,101 shares of Class B Common; and

                      (iii) The Investor has assigned to TPG the right to be issued Warrants to purchase 706,508 shares of Class B Common.

                      The address of TPG is TPG Partners, L.P., 201 Main Street, Suite 2420, Forth Worth, Texas 76102, Attention: James J. O'Brien.

                      Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of TPG.

                      4. TPG Parallel I, L.P. The Investor has assigned to TPG Parallel I, L.P. ("Parallel") the following of the Investor's rights and obligations under the Investment Agreement:

                      (i) The Investor has assigned to Parallel the right to purchase 64,699 shares of Class A Common;

                      (ii) The Investor has assigned to Parallel the right to purchase 418,758 shares of Class B Common; and

                      (iii) The Investor has assigned to Parallel the right to be issued Warrants to purchase 159,580 shares of Class B Common.

                      The address of Parallel is TPG Parallel I, L.P., 201 Main Street, Suite 2420, Forth Worth, Texas 76102, Attention: James J. O'Brien.

                      Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of Parallel.

                      5. Air Partners II, L.P. The Investor has assigned to Air Partners II, L.P. ("APII") the following of the Investor's rights and obligations under the Investment Agreement:


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America West Airlines, Inc.
August 24, 1994
Page 4


                      (i) The Investor has assigned to APII the right to purchase 67,718 shares of Class A Common;

                      (ii) The Investor has assigned to APII the right to purchase 438,302 shares of Class B Common; and

                      (iii) The Investor has assigned to APII the right to be issued Warrants to purchase 167,028 shares of Class B Common.

                      The address of APII is Air Partners II, L.P., 201 Main Street, Suite 2420, Forth Worth, Texas 76102, Attention: James J. O'Brien.

                      Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of APII.

                      6. Belmont Fund, L.P. The Investor has assigned to Belmont Fund, L.P. ("Belmont") the following of the Investor's rights and obligations under the Investment Agreement:

                      (i) The Investor has assigned to Belmont the right to purchase 637,124 shares of Class B Common;

                      (ii) The Investor has assigned to Belmont the right to be issued Warrants to purchase 33,372 shares of Class B Common;

                      (iii) The Investor has assigned to Belmont the right to acquire $25,000,000 principal amount in Notes; and

                      (iv) The Investor has assigned to Belmont the right to purchase 180,454 shares of Class B Common pursuant to Section 4(a)(2)(ii) of the Investment Agreement.

                      The address of Belmont is Belmont Fund, L.P., c/o Fidelity Management Trust Company, 82 Devonshire Street, MS C7A, Boston, Massachusetts 02109, Attention: Daniel J. Harmetz, with a copy to Wendy Schnipper Clayton, Esq., Fidelity Management Trust Company, 82 Devonshire Street, MS F7D, Boston, Massachusetts 02109.

                      Please issue the above-described shares of Class B Common and Warrants in the following name and address: Dol & Co., Brown Brothers Harriman & Co., Securities

America West Airlines, Inc.
August 24, 1994
Page 5


Department, 3 Hanover Street, Ground Floor, New York, New York, 10005, Account No. 8118572, for the account of Belmont Fund, L.P., Attention: Dan Zibinskas.

                      7. Fidelity Copernicus Fund, L.P. The Investor has assigned to Fidelity Copernicus Fund, L.P. ("Copernicus") the following of the Investor's rights and obligations under the Investment Agreement:

                      (i) The Investor has assigned to Copernicus the right to purchase 1,911,372 shares of Class B Common;

                      (ii) The Investor has assigned to Copernicus the right to be issued Warrants to purchase 100,116 shares of Class B Common;

                      (iii) The Investor has assigned to Copernicus the right to acquire $75,000,000 principal amount in Notes; and

                      (iv) The Investor has assigned to Copernicus the right to purchase 541,361 shares of Class B Common pursuant to Section 4(a)(2)(ii) of the Investment Agreement.

                      The address of Copernicus is Fidelity Copernicus Fund, L.P., c/o Fidelity Management Trust Company, 82 Devonshire Street, MS C7A, Boston, Massachusetts 02109, Attention: Daniel J. Harmetz, with a copy to Wendy Schnipper Clayton, Esq., Fidelity Management Trust Company, 82 Devonshire Street, MS F7D, Boston, Massachusetts 02109.

                      Please issue the above-described shares of Class B Common and Warrants in the following name and address: Dol & Co., Brown Brothers Harriman & Co., Securities Department, 3 Hanover Street, Ground Floor, New York, New York, 10005, Account No. 8136715, for the account of Fidelity Copernicus Fund, L.P., Attention: Dan Zibinskas.

                      8. Lehman Brothers, Inc. The Investor has assigned to Lehman Brothers, Inc. ("Lehman") the following of the Investor's rights and obligations under the Investment Agreement:

                      (i) The Investor has assigned to Lehman the right to purchase 1,333,587 shares of Class B Common.

                      The address of Lehman is Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, Attention: John Sweeney.

America West Airlines, Inc.
August 24, 1994
Page 6



                      Please issue the above-described shares of Class B Common in the name of Smith Barney Inc., 388 Greenwich Street, New York, New York, Attention: Bob Fannon, Reorganization Department, 17th Floor.

                      With regards.

                                           Sincerely,


                                           AMWEST PARTNERS, L.P.


                                           By:  AmWest Genpar, Inc.



                                           By:   /s/ Richard P. Schifter
                                                Name:  Richard P. Schifter
                                                Title:  Vice President

cc:  LeBoeuf, Lamb, Greene & MacRae
     Andrews & Kurth L.L.P.
     Murphy, Weir & Butler
     Lord, Bissell and Brook

                                August 25, 1994




America West Airlines, Inc.
and the others parties to the
Stockholder's Agreement referred to below
c/o America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, Arizona  85034
Attention:  William A. Franke and Martin J. Whalen


                      RE:  AmWest Partners, L.P.


Dear Sirs:

                      Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the "Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                      Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

                      The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This agreement shall be binding on the undersigned, and the undersigned

America West Airlines, Inc.
August 25, 1994
Page 2



acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                           Sincerely,

                                           TPG PARTNERS, L.P.


                                           By:  TPG Genpar, L.P.
                                           By:  TPG Advisors, Inc.



                                           By:   /s/ Richard P. Schifter
                                                Name: Richard P. Schifter
                                                Title: Vice President

America West Airlines, Inc.
August 25, 1994
Page 1



                                August 25, 1994




America West Airlines, Inc.
and the others parties to the
Stockholder's Agreement referred to below
c/o America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, Arizona  85034
Attention:  William A. Franke and Martin J. Whalen


                      RE:  AmWest Partners, L.P.


Dear Sirs:

                      Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the "Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                      Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

America West Airlines, Inc.
August 25, 1994
Page 2


                      The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This agreement shall be binding on the undersigned, and the undersigned acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                           Sincerely,

                                           TPG PARALLEL I, L.P.


                                           By:  TPG Genpar, L.P.
                                           By:  TPG Advisors, Inc.



                                           By:   /s/ Richard P. Schifter
                                                Name: Richard P. Schifter
                                                Title: Vice President

America West Airlines, Inc.
August 25, 1994
Page 1





                                August 25, 1994




America West Airlines, Inc.
and the others parties to the
Stockholder's Agreement referred to below
c/o America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, Arizona  85034
Attention:  William A. Franke and Martin J. Whalen


                      RE:  AmWest Partners, L.P.


Dear Sirs:

                      Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the "Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                      Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

America West Airlines, Inc.
August 25, 1994
Page 2



                      The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This agreement shall be binding on the undersigned, and the undersigned acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                           Sincerely,

                                           AIR PARTNERS II, L.P.


                                           By:  TPG Genpar, L.P.
                                           By:  TPG Advisors, Inc.



                                           By:  /s/ Richard P. Schifter
                                                Name: Richard P. Schifter
                                                Title: Vice President

America West Airlines, Inc.
August 25, 1994
Page 1




                                August 25, 1994




America West Airlines, Inc.
and the others parties to the
Stockholder's Agreement referred to below
c/o America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, Arizona  85034
Attention:  William A. Franke and Martin J. Whalen


                      RE:  AmWest Partners, L.P.


Dear Sirs:

                      Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the "Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                      Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

                      The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This

America West Airlines, Inc.
August 25, 1994
Page 2



agreement shall be binding on the undersigned, and the undersigned acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                           Sincerely,

                                           CONTINENTAL AIRLINES, INC.



                                           By:   /s/ Cynthia R. Creager-Jones
                                                Name: Cynthia R. Creager-Jones
                                                Title: Vice President

America West Airlines, Inc.
August 25, 1994
Page 1




                                August 25, 1994




America West Airlines, Inc.
and the others parties to the
Stockholder's Agreement referred to below
c/o America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, Arizona  85034
Attention:  William A. Franke and Martin J. Whalen


                      RE:  AmWest Partners, L.P.


Dear Sirs:

                      Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the
"Agreement").   Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                      Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

America West Airlines, Inc.
August 25, 1994
Page 2



                      The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This agreement shall be binding on the undersigned, and the undersigned acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                           Sincerely,

                                           MESA AIRLINES, INC.



                                           By:   /s/ Gary Risley
                                                Name: Gary Risley
                                                Title: V.P. Legal Affairs

America West Airlines, Inc.
August 25, 1994
Page 3



                           ASSIGNMENT AND ASSUMPTION



                      Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

                      By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

Class A Common        642,078 Shares
Class B Common        3,829,101 Shares
Warrants              706,508 Shares

                      The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

                      By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

America West Airlines, Inc.
August 25, 1994
Page 4


                      This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

America West Airlines, Inc.
August 25, 1994
Page 5


                      This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

                      Executed this 25th day of August, 1994


                                        AMWEST PARTNERS, L.P.
                                        Assignor

                                        By:  AmWest Genpar, Inc.
                                             its General Partner


                                        By:  /s/ Richard P. Schifter
                                             Name: Richard P. Schifter
                                             Title: Vice President


                                        TPG PARTNERS, L.P.
                                        Assignee

                                        By:  TPG GenPar, L.P.
                                        By:  TPG Advisors, Inc.
                                             its General Partner

                                        By:  /s/ Richard P. Schifter
                                             Name: Richard P. Schifter
                                             Title:  Vice President

                                         Address of Assignee:

America West Airlines, Inc.
August 25, 1994
Page 6


                                          201 Main Street
                                          Suite 2420
                                          Fort Worth, Texas 76102
                                          Telecopy No: (817) 871-4010



Acknowledged and Agreed by the Company      Date: August 25, 1994

   AMERICA WEST AIRLINES, INC.
By:  /s/ Martin J. Whalen
     Name:  Martin J. Whalen
     Title: Senior Vice President

America West Airlines, Inc.
August 25, 1994
Page 7


                           ASSIGNMENT AND ASSUMPTION


                      Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

                      By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

Class A Common        64,699 Shares
Class B Common        418,758 Shares
Warrants              159,580 Shares

                      The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

                      By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

                      This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

America West Airlines, Inc.
August 25, 1994
Page 8


                      This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

                      Executed this 25th day of August, 1994


                                    AMWEST PARTNERS, L.P.
                                    Assignor

                                    By:  AmWest Genpar, Inc.
                                         its General Partner


                                    By:   /s/ Richard P. Schifter
                                          Name: Richard P. Schifter
                                          Title: Vice President

                                     TPG PARALLEL I, L.P.
                                     Assignee

                                     By: TPG GenPar, L.P.
                                     By: TPG Advisors, Inc.
                                         its General Partner

                                     By:  /s/ Richard P. Schifter
                                          Name: Richard P. Schifter
                                          Title:  Vice President

                                     Address of Assignee:
                                     201 Main Street
                                     Suite 2420
                                     Fort Worth, Texas 76102
                                     Telecopy No: (817) 871-4010

America West Airlines, Inc.
August 25, 1994
Page 9


Acknowledged and Agreed by the Company      Date: August 25, 1994

   AMERICA WEST AIRLINES, INC.
By:  /s/ Martin J. Whalen
     Name:  Martin J. Whalen
     Title: Senior Vice President

America West Airlines, Inc.
August 25, 1994
Page 10


                           ASSIGNMENT AND ASSUMPTION



                      Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

                      By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

Class A Common        67,718 Shares
Class B Common        438,302 Shares
Warrants              167,028 Shares

                      The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

                      By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

                      This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

America West Airlines, Inc.
August 25, 1994
Page 11


                      This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

                      Executed this 25th day of August, 1994


                                       AMWEST PARTNERS, L.P.
                                       Assignor

                                       By:  AmWest Genpar, Inc.
                                            its General Partner

                                       By:   /s/ Richard P. Schifter
                                             Name: Richard P. Schifter
                                             Title: Vice President


                                       AIR PARTNERS II, L.P.
                                       Assignee

                                       By: TPG GenPar, L.P.
                                       By: TPG Advisors, Inc.
                                           its General Partner

                                       By:  /s/ Richard P. Schifter
                                            Name: Richard P. Schifter
                                            Title:  Vice President

                                            Address of Assignee:
                                            201 Main Street
                                            Suite 2420
                                            Fort Worth, Texas 76102
                                            Telecopy No: (817) 871-4010

America West Airlines, Inc.
August 25, 1994
Page 12


Acknowledged and Agreed by the Company      Date: August 25, 1994

   AMERICA WEST AIRLINES, INC.
By:  /s/ Martin J. Whalen
     Name:  Martin J. Whalen
     Title: Senior Vice President

America West Airlines, Inc.
August 25, 1994
Page 13


                           ASSIGNMENT AND ASSUMPTION

                      Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

                      By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

Class A Common        100,000 Shares
Class B Common        2,183,343 Shares
Warrants              799,967 Shares

                      The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

                      By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

                      This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

America West Airlines, Inc.
August 25, 1994
Page 14

                      This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

                      Executed this 25th day of August, 1994


                                     AMWEST PARTNERS, L.P.
                                     Assignor

                                     By:  AmWest Genpar, Inc.
                                          its General Partner

                                     By:   /s/ Richard P. Schifter
                                           Name: Richard P. Schifter
                                           Title: Vice President


                                     MESA AIRLINES, INC.
                                     Assignee

                                     By:  /s/ Gary Risley
                                          Name: Gary Risley
                                          Title:  V.P. Legal Affairs

                                          Address of Assignee:
                                          2325 30th Street
                                          Farmington, New Mexico 87401
                                          Telecopy No.: (505) 326-4402

America West Airlines, Inc.
August 25, 1994
Page 15


Acknowledged and Agreed by the Company      Date: August 25, 1994

   AMERICA WEST AIRLINES, INC.
By:  /s/ Martin J. Whalen
     Name:  Martin J. Whalen
     Title: Senior Vice President

America West Airlines, Inc.
August 25, 1994
Page 16


                           ASSIGNMENT AND ASSUMPTION


                      Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

                      By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

Class A Common        325,505 Shares
Class B Common        1,508,234 Shares
Warrants              802,860 Shares

                      The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

                      By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

                      This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

America West Airlines, Inc.
August 25, 1994
Page 17


                      This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

                      Executed this 25th day of August, 1994


                                          AMWEST PARTNERS, L.P.
                                          Assignor

                                          By:  AmWest Genpar, Inc.
                                               its General Partner

                                          By:   /s/ Richard P. Schifter
                                                 Name: Richard P. Schifter
                                                 Title: Vice President


                                          CONTINENTAL AIRLINES, INC.
                                          Assignee

                                          By:  /s/ Cynthia R. Creager-Jones
                                               Name: Cynthia R. Creager-Jones
                                               Title:  Vice President

                                          Address of Assignee:
                                          2929 Allen Parkway
                                          Suite 1466
                                          Houston, Texas  77019
                                          Telecopy No.: (713) 834-2448

America West Airlines, Inc.
August 25, 1994
Page 18


Acknowledged and Agreed by the Company      Date: August 25, 1994

   AMERICA WEST AIRLINES, INC.
By:  /s/ Martin J. Whalen
     Name:  Martin J. Whalen
     Title: Senior Vice President